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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2004

                           TRAVIS BOATS & MOTORS, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


        005-49897                                        74-2024798
  (Commission File Number)                   (IRS Employer Identification No.)


                           ---------------------------

                          12116 Jekel Circle, Suite 102
                               Austin, Texas 78727
           (Address of principal executive office, including zip code)

                                 (512) 347-8787
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 31, 2004, the Audit Committee of the board of directors of Travis Boats & Motors, Inc. (the "Company") approved the engagement of McGladrey & Pullen, LLP ("McGladrey") as the Company's independent auditors for the fiscal year ending September 30, 2004. As previously reported in a Form 8-K filed on February 20, 2004, the Company advised that they were in the process of interviewing candidates to replace their former accounting firm who had declined to stand for re-election as independent auditors. The Audit Committee considered a number of independent accounting firms in its review process, and after consideration of numerous factors, determined that McGladrey was best-suited to meet the Company's current auditing needs.

     Neither the Company nor anyone engaged on its behalf has consulted with McGladrey during its two most recent fiscal years nor during any subsequent interim period prior to the appointment of McGladrey as auditor regarding (i) the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any other matters or reportable events as set forth in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRAVIS BOATS & MOTORS, INC.
                                       (Registrant)



Date:  April 7, 2004                   By:    /s/ Michael B. Perrine
                                          --------------------------------------
                                              (Signature)
                                              Chief Financial Officer, Secretary
                                              and Treasurer